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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 2, 2003


    AMERICAN EXPRESS                             AMERICAN EXPRESS RECEIVABLES
     CENTURION BANK                                FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust



           Utah                 11-2869526       333-76238-02                  Delaware              13-3854638        333-76238-01
     (State or Other         (I.R.S. Employer    (Commission               (State or Other        (I.R.S. Employer      (Commission
     Jurisdiction of          Identification     File Number)              Jurisdiction of         Identification      File Number)
     Incorporation or             Number)                                  Incorporation or            Number)
      Organization)                                                          Organization)

                    4315 South 2700 West                                                   World Financial Center
                 Salt Lake City, Utah 84184                                                   200 Vesey Street
                       (801) 945-3000                                                     New York, New York 10285
                                                                                               (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)


                                     N/A                                                                N/A
(Former Name or Former Address, if Changed Since Last Report)         (Former Name or Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On April 2, 2003, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2003-2 Supplement, dated as of April 2, 2003. The Series Supplement is attached hereto as Exhibit 4.1.

                  On April 2, 2003, American Express Credit Account Master Trust issued its $907,500,000 Class A Floating Rate Asset Backed Certificates, Series 2003-2 and $88,000,000 Class B Floating Rate Asset Backed Certificates, Series 2003-2 (the "Series 2003-2 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2003-2 Supplement, dated as of April 2, 2003, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        American Express Centurion Bank,
                                        on behalf of the American Express
                                        Credit Account Master Trust


                                        By: /s/ Maureen A. Ryan
                                           ------------------------------------
                                        Name:  Maureen A. Ryan
                                        Title: Assistant Treasurer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       American Express Receivables Financing
                                         Corporation II
                                       on behalf of the American Express Credit
                                       Account Master Trust


                                       By: /s/ Leslie R. Scharfstein
                                           ------------------------------------
                                       Name:  Leslie R. Scharfstein
                                       Title: President

                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------

Exhibit 4.1 Series 2003-2 Supplement, dated as of April 2, 2003, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.